FFTW FUNDS, INC.
                        PROSPECTUS DATED APRIL 30, 2004
                       SUPPLEMENT DATED OCTOBER 19, 2004


At a Board meeting held on September 23, 2004, the Board of Directors of FFTW Funds, Inc. voted to liquidate the Emerging Markets Portfolio. Effective October 15, 2004, shares of the Emerging Markets Portfolio are no longer available for sale.